UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — May 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5|31|11

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

Near the midpoint of 2011, the U.S. economic recovery continues despite recent evidence that it may have hit a “soft patch.” Slow jobs growth, rising global commodity prices, European sovereign debt woes, civil unrest in North Africa and the Middle East, and the lingering effects of the disasters in Japan are all contributing to this economic pause.

In the face of these disappointments, we remain confident in the fundamental resilience of the current economic expansion. The recent deceleration appears temporary and does not indicate a slip back toward recession. It is Putnam’s view that the markets will remain unsettled over the next several months as these headwinds abate and growth strengthens.

In this environment, it is also important to remember how far the economy and markets have come since the Great Recession of 2008. While the recovery is not yet self-sustaining, we believe it is slowly gathering strength and momentum.

Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment, premised as it is on finding selective opportunities rather than on riding a market wave. Moreover, it is also an important time to consult with your financial advisor to ensure that your investments are aligned with your personal goals, time horizon, and risk tolerance.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the managers monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Municipal bonds were in the news often over the past six months. How would you describe the investment environment for municipal bonds during the first half of Putnam New York Tax Exempt Income Fund’s fiscal year?

The final months of 2010 were a particularly volatile time for municipal bonds. In early November, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over the next several months in a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk taking. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market. In addition, after the November mid-term elections, investor uncertainty grew over the possibility of pending tax-rate increases and the expiration of the Build America Bonds — or “BABs” — program, which had played a key role in lending stability to the municipal bond market during the life of the program.

This uncertainty, coupled with dire media coverage of state budget challenges and predictions of widespread defaults, led to a broad sell-off in municipal bonds that continued into February of this year. While the municipal bond market has stabilized recently, there is still a significant amount of investor uncertainty surrounding a number of issues, from interest rates to the potential for tax reform.

You mentioned that Treasury rates increased in the fourth quarter of 2010. How did that affect the municipal bond market?

By way of background, when interest rates increase, the prices of existing bonds

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

generally decline as the fixed interest rates they offer become less attractive to investors. So when interest rates in the Treasury market change, the rest of the taxable fixed-income market generally moves with them.

The relationship between municipal bonds and Treasuries is a little more complex. Because municipal bonds offer tax-exempt income, their yields generally are lower than those of comparable Treasuries, whose interest is taxed as ordinary income. Over the long term, municipal bonds have offered yields between 85% and 100% of comparable Treasuries, broadly speaking.

Since 2008, however, amid forced selling and some unusual supply-and-demand characteristics, yields in the municipal market have often been at 100% or more of Treasuries. That ratio continues to hover at or above the 100% threshold today for 30-year maturities. We believe that if interest rates continue to rise, municipal bonds will not necessarily decline to the same degree as taxable bonds, given the positive supply technicals in the municipal market.

What effect has recent legislation — both enacted and proposed — had on the tax-exempt bond market?

It has been a very busy period from a policy perspective. First, at the end of 2010, the popular BABs program expired. The program had allowed states and municipalities to issue bonds in the taxable market by offering an accompanying subsidy payment to the municipal issuer from the federal government. Issuers in all 50 states participated in the BABs program, and, despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The expiration of the BABs program caused a significant spike in supply at the end of 2010. To lock in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would bring lighter issuance, and, in fact, issuance year to date has been even lower than expected, which has helped price stability recently.

Speculation about changes to tax policy also has affected the market. Given the ongoing struggle to reduce the federal deficit, a number of proposals are now on the table. Simplification of the tax code is one possibility, with changes to a number of the existing marginal rates. In a market dominated by individual investors, the relative attractiveness of municipal bonds is driven in large part by income tax rates, and any changes to those rates could affect investors’ decisions as they reexamine their portfolios.

Investors also should be aware that there are a number of proposals under consideration in Washington, D.C., that could affect the way that municipal bonds are issued in the future. For example, one proposal suggests replacing traditional tax-exempt bonds with

Credit qualities are shown as a percentage of portfolio market value as of 5/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

tax credit bonds. It is very important to note that no current proposal would affect the tax-exempt nature of any outstanding bonds, which is to say they would be grandfathered. It is difficult to say how these proposals will fare as parts of the overall attempts to reduce the federal deficit, but the debate could add to investor uncertainty.

How did you position the portfolio during the period?

Broadly speaking, we positioned the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that many states’ budget challenges were significant, including New York’s, we were confident that conditions were improving along with the broader economy.

Against this backdrop of gradually improving conditions, we believed that essential service revenue bonds remained attractive, and we held an overweight position in A- and Baa-rated securities relative to the fund’s benchmark. During the first half of the reporting period, which included the broad-based municipal bond market sell-off, this stance detracted from returns relative to the benchmark, as lower-rated securities lagged the overall market’s returns.

In terms of sectors, we continued to limit the fund’s exposure to local general obligation bonds, or “G.O.s,” which are securities issued at the city or county level that are not tied to any particular revenue stream. We believe that as the federal government looks to reduce transfer payments to the states, and as states, in turn, seek to close their deficits by reducing spending, these types of bonds are at risk for downgrades or other headline-driven price volatility. Unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources. For those reasons, limiting our exposure in this area of the market generally has been beneficial.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is a highly prioritized payment for a state. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011 compared with last year — and although it has been lighter than expected year to date — an uptick in issuance could put pressure on yield levels.

Moreover, there is increased uncertainty surrounding the future of tax rates. Although the Bush-era tax rates were extended in December 2010 for another two years, legislators are now discussing a tax code overhaul, and it’s unclear what future rates will be, particularly for top income earners. Furthermore, state budget shortfalls and pension liabilities could increase pressure on lawmakers to raise state income taxes.

Lastly, government policymakers and the news media continue to show heightened interest in states’ financial conditions, which could add volatility to the municipal bond market should negative headlines regain national attention. All in all, we anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund is managed by Paul Drury and Susan McCormack.

IN THE NEWS

The Federal Reserve’s second quantitative easing program, dubbed “QE2,” came to an end on June 30. During the past several months, the Federal Reserve bought $600 billion in Treasury securities in an effort to inject money into the financial system. QE2 kicked off last fall, and was a follow-up to QE1, in which the central bank acquired more than $1 trillion in mortgage-backed securities from late 2008 through March 31, 2010. There is unlikely to be a QE3, however. In early June, Federal Reserve Bank Chairman Ben Bernanke said that while the U.S. economic recovery faces headwinds in the areas of jobs growth, high commodity prices, and a slowdown in manufacturing, the nation’s central bank will not embark on a third round of easing. Not surprisingly, equity investors were hoping for more stimulus money, while fixed-income investors are happy to see an end to it.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.86%	6.70%	6.08%	6.08%	5.99%	5.99%	6.46%	6.33%	6.88%

10 years	50.99	44.97	41.82	41.82	39.42	39.42	46.73	42.10	52.11
Annual average	4.21	3.78	3.56	3.56	3.38	3.38	3.91	3.58	4.28

5 years	21.07	16.25	17.15	15.21	16.42	16.42	19.38	15.47	21.99
Annual average	3.90	3.06	3.22	2.87	3.09	3.09	3.61	2.92	4.06

3 years	12.30	7.79	10.17	7.21	9.66	9.66	11.47	7.91	13.08
Annual average	3.94	2.53	3.28	2.35	3.12	3.12	3.69	2.57	4.18

1 year	1.75	–2.33	0.97	–3.90	0.99	0.01	1.46	–1.84	1.85

6 months	0.97	–3.03	0.53	–4.41	0.61	–0.38	0.84	–2.38	0.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 5/31/11

		Lipper New York Municipal Debt Funds
	Barclays Capital Municipal Bond Index	category average*

Annual average (life of fund)	7.41%	6.73%

10 years	63.24	48.48
Annual average	5.02	4.02

5 years	26.29	18.54
Annual average	4.78	3.44

3 years	15.97	11.61
Annual average	5.06	3.72

1 year	3.18	1.44

6 months	2.04	1.20

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/11, there were 107, 99, 92, 85, 76, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.178116		$0.151941	$0.146109	$0.166667		$0.187146

Capital gains [2]	—		—	—	—		—

Total	$0.178116		$0.151941	$0.146109	$0.166667		$0.187146

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/10	$8.44	$8.79	$8.43	$8.44	$8.45	$8.73	$8.45

5/31/11	8.34	8.69	8.32	8.34	8.35	8.63	8.34

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.27%	4.10%	3.64%	3.49%	3.99%	3.86%	4.49%

Taxable equivalent 4(a)	7.22	6.93	6.15	5.90	6.74	6.52	7.59

Taxable equivalent 4(b)	7.54	7.24	6.43	6.16	7.04	6.81	7.93

Current 30-day SEC yield [5]	N/A	3.71	3.24	3.09	N/A	3.47	4.09

Taxable equivalent 4(a)	N/A	6.27	5.48	5.22	N/A	5.86	6.91

Taxable equivalent 4(b)	N/A	6.55	5.72	5.45	N/A	6.13	7.22

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 40.83% combined federal income tax and New York state 2011 personal income tax or (b) maximum 43.35% combined federal, New York state, and New York City 2011 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.85%	6.70%	6.08%	6.08%	5.98%	5.98%	6.45%	6.33%	6.88%

10 years	50.91	44.96	41.58	41.58	39.36	39.36	46.35	41.73	52.07
Annual average	4.20	3.78	3.54	3.54	3.37	3.37	3.88	3.55	4.28

5 years	22.07	17.31	18.13	16.17	17.38	17.38	20.22	16.26	23.02
Annual average	4.07	3.24	3.39	3.04	3.26	3.26	3.75	3.06	4.23

3 years	13.76	9.17	11.61	8.61	11.26	11.26	12.79	9.12	14.53
Annual average	4.39	2.97	3.73	2.79	3.62	3.62	4.09	2.95	4.63

1 year	2.34	–1.66	1.56	–3.34	1.60	0.62	1.93	–1.39	2.46

6 months	3.68	–0.45	3.22	–1.78	3.27	2.27	3.41	–0.02	3.64

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 5/31/11	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2010, to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.76	$6.90	$7.65	$5.16	$2.66

Ending value (after expenses)	$1,009.70	$1,005.30	$1,006.10	$1,008.40	$1,009.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2011, use the following calculation method. To find the value of your investment on December 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.78	$6.94	$7.70	$5.19	$2.67

Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before sales charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After sales charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/11 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FHA Insd. Federal Housing Administration Insured
AGO Assured Guaranty, Ltd.	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
Cmnwlth. of PR Gtd. Commonwealth of	NATL National Public Finance Guarantee Corp.
Puerto Rico Guaranteed	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	VRDN Variable Rate Demand Notes
FGIC Financial Guaranty Insurance Company

MUNICIPAL BONDS AND NOTES (97.9%)*	Rating**	Principal amount	Value

Guam (0.7%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	$2,100,000	$1,876,665

Territory of GU, Rev. Bonds (Section 30), Ser. A,
Guam Govt., 5 5/8s, 12/1/29	BBB–	3,850,000	3,864,168

Territory of GU, Dept. of Ed. COP (John F. Kennedy
High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	496,560

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	1,300,000	1,245,218

			7,482,611
New York (87.6%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), 6 1/4s, 11/15/38	BBB+	4,110,000	4,083,162

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Charitable Leadership), Ser. A, 6s, 7/1/19	Ca	3,000,000	1,807,110
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB–	700,000	666,309
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	947,140
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	BBB+	4,205,000	3,777,982
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB+/F	1,800,000	1,762,002
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	BBB+	2,100,000	1,855,938
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	883,780
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	2,763,750
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	2,822,370

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,020,620

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	682,625

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	AA+	1,000,000	954,400

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	BB+	4,000,000	3,806,040

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Arnot Ogden Med. Ctr.)
5s, 11/1/34	A3	1,300,000	1,226,355
Ser. A, 5s, 11/1/29	A3	3,250,000	3,177,200

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	$3,815,000	$3,546,996

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AA+	5,000,000	5,574,700
5 3/4s, 5/1/25	AA+	10,330,000	11,543,878

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,067,801

Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	4,500,000	4,519,845

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,448,725
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,463,550
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	2,866,650

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 2/15/47	A2	2,500,000	2,251,525

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,149,663

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A1	4,010,000	4,111,293

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A3	3,500,000	3,829,000
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,006,700
Ser. C, 5s, 9/1/35	A3	2,380,000	2,385,260
Ser. A, AMBAC, 5s, 9/1/29	A3	7,500,000	7,597,950
AGM, zero %, 6/1/28	AAA	2,510,000	1,203,972

Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	5,090,000	5,243,667

Metro. Trans. Auth. Rev. Bonds, Ser. A
5s, 11/15/37	A2	15,000,000	14,847,600
FGIC, NATL, 5s, 11/15/26	A2	5,000,000	5,130,050
5s, 11/15/22	A2	6,000,000	6,297,060

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	9,396,180
Ser. A, AGM, 5 1/4s, 11/15/24	AA+	3,000,000	3,084,690
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,732,626
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,177,180

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O
5 3/4s, 7/1/13 (Escrowed to maturity)	AAA	4,105,000	4,250,358
5 1/2s, 7/1/17 (Escrowed to maturity)	AAA	24,345,000	29,219,843

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	486,100

Nassau Cnty., G.O. Bonds, Ser. A, FGIC, NATL,
6s, 7/1/13	A1	1,000,000	1,096,240

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. A, 6 1/4s, 11/1/21	Baa1	410,000	412,435
(North Shore Hlth. Syst.), Ser. B, 5 7/8s, 11/1/11	Baa1	195,000	198,017
(Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,624,551

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds,
Ser. A-2, 5 1/4s, 6/1/26	BBB	$6,640,000	$5,993,795

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds
(11/15/11), Ser. D, 5.55s, 11/15/24	Baa2	3,000,000	3,049,200

Niagara Falls, City School Dist. COP
(High School Fac.), AGM
5s, 6/15/28	AA+	1,490,000	1,512,231
5s, 6/15/23	AA+	3,965,000	4,096,360

NY City, G.O. Bonds
Ser. C, AGM, 5s, 1/1/23	AA+	10,000,000	10,880,600
Ser. N, 5s, 8/1/20	Aa2	1,000,000	1,079,680
Ser. M, 5s, 4/1/20	Aa2	6,775,000	7,273,979
Ser. I-1, 5s, 4/1/19	Aa2	1,215,000	1,340,072

NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. &
Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	5,952,699

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/29	Aa3	5,000,000	5,167,450
Ser. E, 5s, 2/1/28	Aaa	8,885,000	9,044,575
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/25	Aa3	3,000,000	3,154,950

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.1s, 11/1/22	VMIG1	7,580,000	7,580,000

NY City, Cultural Resource Rev. Bonds (Museum
of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,641,225

NY City, Cultural Resource VRDN (Lincoln Ctr.),
Ser. A-1, 0.13s, 12/1/35	VMIG1	5,000,000	5,000,000

NY City, Hsg. Dev. Corp. Rev. Bonds (Multi-Fam. Hsg.)
Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,553,134
Ser. H-2-A, 5.35s, 5/1/41	Aa2	1,200,000	1,149,924
Ser. H-2-A, 5.2s, 11/1/35	Aa2	1,675,000	1,612,204

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,611,024
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA+	1,000,000	1,107,400
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	8,050,000	8,131,869
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	Ba3	2,000,000	1,744,220
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	Ba3	2,190,000	1,716,807
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	Ba1	3,500,000	3,299,975

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Baa3	3,325,000	3,326,663
(Staten Island U. Hosp.), Ser. B, 6 3/8s, 7/1/31	Baa3	985,000	985,493
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,677,620
(St. Francis College), 5s, 10/1/34	A–	1,000,000	977,040
(Horace Mann School), NATL, 5s, 7/1/28	Baa1	7,000,000	6,827,030

NY City, Indl. Dev. Agcy. Civic Fac. VRDN (CASA),
1.95s, 3/1/20	A–1+	1,155,000	1,155,000

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	8,690,000	7,960,388
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	3,700,000	3,178,115

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	$4,500,000	$4,889,430

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,050,000	1,623,682

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	10,371,100
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,371,100
Ser. GG, 5s, 6/15/43	AA+	5,000,000	5,118,800
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,093,960
Ser. B, AMBAC, 5s, 6/15/28	AAA	5,000,000	5,168,150

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, FGIC, NATL, 5s, 7/15/31	Aa3	10,500,000	10,788,960
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,493,631

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	BBB	7,000,000	5,135,340

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,300,000	990,704
5 3/4s, 6/1/33	BBB	3,500,000	2,930,410

NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	7,250,000	5,126,113

NY Liberty Dev. Corp. Rev. Bonds (Bank of America
Tower), Ser. CL1, 5 5/8s, 1/15/46	AA	2,000,000	2,023,680

NY State Rev. Bonds (Homeowner Mtge.), Ser. 156,
5.2s, 10/1/28	Aa1	5,500,000	5,573,150

NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	Aa3	5,875,000	6,600,798
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	Baa1	1,500,000	1,515,585
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	AA+	8,950,000	10,487,879
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,023,280
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	3,250,000	3,271,288
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	1,340,000	1,351,738
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	25,000,000	29,033,500
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	10,600,000	11,846,984
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,117,480
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	9,394,795
(North Shore Long Island Jewish Group), Ser. A,
5 1/2s, 5/1/37	A–	11,500,000	11,358,550
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	1,870,488
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A–	2,000,000	1,992,320
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	1,600,000	1,582,224
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	3,974,880
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,764,850
(St. Joseph College), 5 1/4s, 7/1/35	Baa1	2,000,000	1,951,860
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	1,899,180
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	4,913,137
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	957,980

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	$15,000,000	$15,014,100
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,017,460
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	AA+	3,380,000	3,454,461
(St. Francis College), 5s, 10/1/40	A–	1,000,000	981,810
(Yeshiva U.), 5s, 9/1/38	Aa3	2,500,000	2,547,175
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,522,425
(L I Jewish), Ser. A, 5s, 11/1/34	Baa1	1,800,000	1,666,602
(Memorial Sloan-Kettering Ctr.), Ser. 1, 5s, 7/1/34	Aa2	13,500,000	13,546,980
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,043,980
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,405,666
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	AA+	2,000,000	2,049,140
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aa3	3,000,000	3,014,310
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	9,893,577
(Montefiore Hosp.), FGIC, FHA Insd., NATL,
5s, 8/1/29	BBB	9,510,000	9,694,019
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	6,705,000	6,863,976
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aa3	2,700,000	2,704,671
Ser. A, NATL, 5s, 10/1/25	Aa3	750,000	790,043
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,081,340
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,084,860
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,132,270
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,977,329
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Baa1	4,000,000	4,168,960

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa2	5,690,000	5,733,642
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	11,000,000	10,274,220
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Baa1	3,930,000	4,013,827
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,082,080
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,159,520
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	6,822,348
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	1,956,715
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,584,398
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	Baa1	1,000,000	991,600
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/26	Baa1	4,000,000	3,889,240
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A3	3,935,000	4,128,012
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	Baa1	1,000,000	1,016,720

NY State Dorm. Auth. Personal Income Tax
Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,492,250
Ser. A, 5s, 3/15/28	AAA	10,000,000	10,717,900
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,536,902

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-2 Mental), Ser. D, AGM, 5 1/4s, 8/15/30	AA+	$520,000	$520,858
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,270,750
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,252,480

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	12,400,000	12,607,204

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aa1	10,000,000	10,306,600
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,698,000
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,361,350
(United Wtr. New Rochelle), Ser. A, 4 7/8s, 9/1/40	A–	5,000,000	4,600,000

NY State Env. Fac. Corp. Poll. Control Rev. Bonds
(State Wtr. Revolving Fund), Ser. A, 7 1/2s,
6/15/12	Aaa	10,000	10,056

NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,141,750
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,388,548

NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,538,094
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,543,242

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	11,912,226
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,146,010
Ser. H, FGIC, NATL, 5s, 1/1/28	A1	1,235,000	1,271,902
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,217,880
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,248,600
(Gen. Hwy. & Bridge Trust Fund), Ser. A, NATL,
5s, 4/1/22	Aa2	2,000,000	2,128,280

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,293,535
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,901,320
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	2,740,000	2,914,072
(Syracuse U. ), 5 1/2s, 1/1/15	Aa3	1,645,000	1,748,257
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,232,650
Ser. A-1, FGIC, NATL, 5s, 3/15/29	AAA	6,565,000	6,786,634
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,349,250
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,304,710

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	916,220

Onondaga Civic Dev. Corp. Rev. Bonds (Le Moyne
College), 5 3/8s, 7/1/40	Baa2	3,900,000	3,683,901

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	$3,200,000	$2,621,568
7s, 8/1/21	B/P	2,300,000	2,069,402

Port Auth. NY & NJ Rev. Bonds
Ser. 124, 5s, 8/1/31	Aa2	1,000,000	1,000,120
FGIC, NATL, 4 3/4s, 10/15/28	Aa2	7,000,000	7,063,840

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	3,100,000	2,876,087
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	200,000	200,718
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	3,512,530

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	1,986,664
5s, 6/1/20	A–/P	1,150,000	1,152,519
5s, 6/1/19	A–/P	1,345,000	1,361,584
5s, 6/1/18	A–/P	1,180,000	1,209,842

Riverhead, Indl. Dev. Agcy. Civic Fac. VRDN
(Central Suffolk Hosp.), Ser. C, 0.2s, 7/1/17	VMIG1	1,615,000	1,615,000

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,289,800
5s, 10/15/25	AAA	16,425,000	17,173,816

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	BBB+	1,500,000	1,355,070
5 1/8s, 12/1/27	BBB+	1,000,000	941,080

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	1,936,367

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	2,000,000	2,001,920

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,214,955

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23	BB+/P	2,000,000	1,792,340

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	450,000	450,311
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	2,050,000	2,000,882
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	A–	2,700,000	2,705,805
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,219,084

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,032,223
4 5/8s, 11/1/16	BBB–	1,000,000	1,037,500

Suffolk, Tobacco Asset Securitization Corp. Rev.
Bonds, Ser. B, 5 3/8s, 6/1/28	BBB/F	6,605,000	5,445,228

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	$2,800,000	$2,414,888
7 3/8s, 3/1/21	B+/P	800,000	748,024

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U. )
Ser. A-2, 0.11s, 12/1/37	VMIG1	9,160,000	9,160,000
Ser. A-1, 0.11s, 7/1/37	VMIG1	6,880,000	6,880,000

Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s, 7/15/32
(Prerefunded 7/15/12)	Aaa	4,250,000	4,513,968
Ser. 1, 5s, 6/1/34	BBB	3,500,000	2,553,985

Tobacco Settlement Asset Securitization Corp., Inc.
of NY Rev. Bonds, Ser. 1, 5s, 6/1/26	BBB	500,000	439,295

Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-1, 5 1/2s, 6/1/18	Aa3	1,000,000	1,031,980

Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithica College), AGM, 5 3/8s, 7/1/41	Aa3	1,000,000	1,026,690

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. C, 5s, 11/15/29	Aa2	5,000,000	5,283,000
AMBAC, 5s, 11/15/28	Aa3	13,000,000	13,416,780
Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,080,000

Troy, Cap. Res. Corp. Rev. Bonds
(Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A	7,500,000	7,415,325

Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,390,755

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Guiding Eyes for the Blind), 5 3/8s, 8/1/24	BBB+	965,000	944,889

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	3,650,082

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	2,000,000	1,975,060
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,534,800

			971,463,299
Puerto Rico (8.9%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	3,005,925

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	A3	4,750,000	4,982,323
Ser. A, 5 1/4s, 7/1/34	A3	1,000,000	936,500

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	13,500,000	13,499,190
6s, 7/1/38	Baa1	3,750,000	3,764,775

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	2,809,230

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20	A2	1,000,000	1,039,040
Ser. AA, NATL, 5 1/2s, 7/1/19	A2	3,000,000	3,192,810
Ser. AA-2, 5.3s, 7/1/35	A2	1,750,000	1,626,188
Ser. AA, 5s, 7/1/35	BBB+	2,105,000	1,887,848

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. K, 5s, 7/1/21	A3	$2,000,000	$2,009,440
Ser. K, 5s, 7/1/17	A3	3,000,000	3,115,200

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	6,250,000	6,256,563

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	A3	2,225,000	2,275,307

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Rev. Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/23	A3	3,000,000	3,104,340

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd.,
6 1/4s, 7/1/23	A3	3,425,000	3,741,162
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	A3	6,500,000	7,021,105
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	A3	4,000,000	3,876,400
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	A3	2,250,000	2,344,118

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	8,000,000	8,206,640
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,271,580
Ser. A, AMBAC, zero %, 8/1/47	Aa3	20,000,000	1,819,600
Ser. A, NATL, zero %, 8/1/43	Aa3	8,000,000	954,800
Ser. A, zero %, 8/1/31	A+	8,500,000	2,313,445
Ser. A, zero %, 8/1/30	A+	8,500,000	2,509,200

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24 (Puerto Rico)	Baa1	8,000,000	7,850,160

			98,412,889
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,023,130
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	2,923,473
Ser. A, 5s, 10/1/25	Baa2	2,000,000	1,995,792

			7,942,395

TOTAL INVESTMENTS

Total investments (cost $1,064,197,350)			$1,085,301,194

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through May 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,108,411,966.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	15.8%
Utilities	14.1
State government	14.0
Health care	13.2

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,085,301,194	$—

Totals by level	$—	$1,085,301,194	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,064,197,350)	$1,085,301,194

Cash	73,089

Interest and other receivables	17,374,174

Receivable for shares of the fund sold	786,097

Receivable for investments sold	8,780,991

Total assets	1,112,315,545

LIABILITIES

Distributions payable to shareholders	1,180,589

Payable for shares of the fund repurchased	1,477,967

Payable for compensation of Manager (Note 2)	411,643

Payable for investor servicing fees (Note 2)	50,543

Payable for custodian fees (Note 2)	6,174

Payable for Trustee compensation and expenses (Note 2)	268,338

Payable for administrative services (Note 2)	6,074

Payable for distribution fees (Note 2)	423,821

Other accrued expenses	78,430

Total liabilities	3,903,579

Net assets	$1,108,411,966

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,098,701,595

Undistributed net investment income (Note 1)	1,427,801

Accumulated net realized loss on investments (Note 1)	(12,821,274)

Net unrealized appreciation of investments	21,103,844

Total — Representing net assets applicable to capital shares outstanding	$1,108,411,966

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,041,822,311 divided by 124,920,488 shares)	$8.34

Offering price per class A share (100/96.00 of $8.34)*	$8.69

Net asset value and offering price per class B share ($12,420,460 divided by 1,492,106 shares)**	$8.32

Net asset value and offering price per class C share ($45,131,381 divided by 5,413,613 shares)**	$8.34

Net asset value and redemption price per class M share ($1,421,649 divided by 170,352 shares)	$8.35

Offering price per class M share (100/96.75 of $8.35)***	$8.63

Net asset value, offering price and redemption price per class Y share
($7,616,165 divided by 912,777 shares)	$8.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/11 (Unaudited)

INTEREST INCOME	$28,304,301

EXPENSES

Compensation of Manager (Note 2)	2,427,739

Investor servicing fees (Note 2)	306,843

Custodian fees (Note 2)	6,828

Trustee compensation and expenses (Note 2)	60,965

Administrative services (Note 2)	18,030

Distribution fees — Class A (Note 2)	1,132,330

Distribution fees — Class B (Note 2)	57,954

Distribution fees — Class C (Note 2)	222,986

Distribution fees — Class M (Note 2)	3,673

Other	131,303

Total expenses	4,368,651

Expense reduction (Note 2)	(2,006)

Net expenses	4,366,645

Net investment income	23,937,656

Net realized loss on investments (Notes 1 and 3)	(251,546)

Net unrealized depreciation of investments during the period	(15,630,835)

Net loss on investments	(15,882,381)

Net increase in net assets resulting from operations	$8,055,275

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/11*	Year ended 11/30/10

Operations:
Net investment income	$23,937,656	$47,946,153

Net realized gain (loss) on investments	(251,546)	1,032,576

Net unrealized appreciation (depreciation) of investments	(15,630,835)	8,804,895

Net increase in net assets resulting from operations	8,055,275	57,783,624

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(38,943)	(5,725)

Class B	(549)	(103)

Class C	(1,675)	(165)

Class M	(59)	(10)

Class Y	(195)	(18)

From tax-exempt net investment income
Class A	(22,626,280)	(45,389,333)

Class B	(253,691)	(680,820)

Class C	(796,194)	(1,459,023)

Class M	(29,885)	(69,738)

Class Y	(139,602)	(191,865)

Increase in capital from settlement payments (Note 5)	12	—

Redemption fees (Note 1)	—	2,432

Increase (decrease) from capital share transactions (Note 4)	(51,884,535)	50,221,166

Total increase (decrease) in net assets	(67,716,321)	60,210,422

NET ASSETS

Beginning of period	1,176,128,287	1,115,917,865

End of period (including undistributed net investment
income of $1,427,801 and $1,377,218, respectively)	$1,108,411,966	$1,176,128,287

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
May 31, 2011**	$8.44	.18	(.10)	.08	(.18)	—	(.18)	—	— [c,d]	$8.34	.97 *	$1,041,822	.38*	2.18*	3*
November 30, 2010	8.36	.36	.08	.44	(.36)	—	(.36)	— [d]	—	8.44	5.27	1,105,169	.75 [e]	4.18 [e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	—	(.36)	— [d]	—	8.36	14.96	1,051,532	.80 [e]	4.35 [e]	18
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [d]	(.36)	— [d]	—	7.60	(6.85)	977,845.80		4.31	31
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	— [d]	—	8.53	2.15	1,078,570.80		4.23	18
November 30, 2006	8.70	.36	.12	.48	(.36)	(.09)	(.45)	— [d]	—	8.73	5.70	1,094,460.79		4.20	11

Class B
May 31, 2011**	$8.43	.15	(.11)	.04	(.15)	—	(.15)	—	— [c,d]	$8.32	.53 *	$12,420	.69*	1.86*	3*
November 30, 2010	8.35	.30	.08	.38	(.30)	—	(.30)	— [d]	—	8.43	4.61	16,090	1.38 [e]	3.57 [e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	—	(.30)	— [d]	—	8.35	14.26	22,589	1.44 [e]	3.74 [e]	18
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [d]	(.31)	— [d]	—	7.59	(7.46)	30,751	1.44	3.66	31
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	— [d]	—	8.52	1.51	45,515	1.44	3.60	18
November 30, 2006	8.69	.31	.12	.43	(.31)	(.09)	(.40)	— [d]	—	8.72	5.01	61,671	1.44	3.55	11

Class C
May 31, 2011**	$8.44	.15	(.10)	.05	(.15)	—	(.15)	—	— [c,d]	$8.34	.61 *	$45,131	.77*	1.79*	3*
November 30, 2010	8.36	.29	.08	.37	(.29)	—	(.29)	— [d]	—	8.44	4.45	47,564	1.53 [e]	3.39 [e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	—	(.29)	— [d]	—	8.36	14.08	36,839	1.59 [e]	3.55 [e]	18
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [d]	(.30)	— [d]	—	7.60	(7.60)	28,618	1.59	3.52	31
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	— [d]	—	8.53	1.30	13,735	1.59	3.43	18
November 30, 2006	8.70	.29	.12	.41	(.29)	(.09)	(.38)	— [d]	—	8.73	4.85	10,785	1.59	3.40	11

Class M
May 31, 2011**	$8.45	.17	(.10)	.07	(.17)	—	(.17)	—	— [c,d]	$8.35	.84 *	$1,422	.52*	2.04*	3*
November 30, 2010	8.37	.33	.08	.41	(.33)	—	(.33)	— [d]	—	8.45	4.96	1,694	1.03 [e]	3.91 [e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	—	(.33)	— [d]	—	8.37	14.77	1,875	1.09 [e]	4.06 [e]	18
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [d]	(.34)	— [d]	—	7.60	(7.23)	1,719	1.09	4.01	31
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	— [d]	—	8.54	1.86	2,272	1.09	3.94	18
November 30, 2006	8.71	.34	.12	.46	(.34)	(.09)	(.43)	— [d]	—	8.74	5.36	2,414	1.09	3.90	11

Class Y
May 31, 2011**	$8.45	.19	(.11)	.08	(.19)	—	(.19)	—	— [c,d]	$8.34	.98 *	$7,616	.27*	2.29*	3*
November 30, 2010	8.36	.37	.10	.47	(.38)	—	(.38)	— [d]	—	8.45	5.65	5,613	.53 [e]	4.38 [e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	—	(.37)	— [d]	—	8.36	15.20	3,083	.59 [e]	4.49 [e]	18
November 30, 2008†	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	— [d]	—	7.60	(6.82) *	888	.54*	4.37*	31

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011 (Note 5).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through May 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the inter-fund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2010, the fund had a capital loss carryover of $8,847,129 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$26,847	November 30, 2014

7,807,550	November 30, 2016

1,012,732	November 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,065,297,658, resulting in gross unrealized appreciation and depreciation of $40,510,465 and $20,506,929, respectively, or net unrealized appreciation of $20,003,536.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion,
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,006 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $610, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,092 and $55 from the sale of class A and class M shares, respectively, and received $10,171 and $5,032 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,693 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $34,354,473 and $89,234,870, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	3,863,018	$31,683,606	15,493,674	$132,417,236

Shares issued in connection with
reinvestment of distributions	1,921,761	15,765,508	3,568,554	30,439,185

	5,784,779	47,449,114	19,062,228	162,856,421

Shares repurchased	(11,748,827)	(95,948,882)	(13,934,868)	(118,700,659)

Net increase (decrease)	(5,964,048)	$(48,499,768)	5,127,360	$44,155,762

	Six months ended 5/31/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	111,011	$907,722	382,102	$3,258,376

Shares issued in connection with
reinvestment of distributions	21,603	176,807	52,418	445,844

	132,614	1,084,529	434,520	3,704,220

Shares repurchased	(549,598)	(4,488,251)	(1,231,832)	(10,471,399)

Net decrease	(416,984)	$(3,403,722)	(797,312)	$(6,767,179)

	Six months ended 5/31/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	457,243	$3,743,060	2,137,990	$18,258,310

Shares issued in connection with
reinvestment of distributions	73,777	604,968	122,711	1,047,136

	531,020	4,348,028	2,260,701	19,305,446

Shares repurchased	(752,385)	(6,121,701)	(1,032,847)	(8,802,040)

Net increase (decrease)	(221,365)	$(1,773,673)	1,227,854	$10,503,406

	Six months ended 5/31/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	5,230	$42,649	8,293	$71,069

Shares issued in connection with
reinvestment of distributions	2,051	16,837	4,803	40,976

	7,281	59,486	13,096	112,045

Shares repurchased	(37,370)	(304,850)	(36,734)	(313,222)

Net decrease	(30,089)	$(245,364)	(23,638)	$(201,177)

	Six months ended 5/31/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	505,102	$4,128,218	519,886	$4,462,728

Shares issued in connection with
reinvestment of distributions	8,646	71,106	12,661	108,116

	513,748	4,199,324	532,547	4,570,844

Shares repurchased	(265,343)	(2,161,332)	(236,854)	(2,040,490)

Net increase	248,405	$2,037,992	295,693	$2,530,354

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $12 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Robert T. Burns
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	President
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President
Executive Vice President,
Marketing Services	Principal Executive	Judith Cohen
Putnam Retail Management	Officer, Treasurer and	Vice President, Clerk and
One Post Office Square	Compliance Liaison	Assistant Treasurer
Boston, MA 02109
	Steven D. Krichmar	Michael Higgins
Custodian	Vice President and	Vice President, Senior Associate
State Street Bank	Principal Financial Officer	Treasurer and Assistant Clerk
and Trust Company
	Janet C. Smith	Nancy E. Florek
Legal Counsel	Vice President, Assistant	Vice President, Assistant Clerk,
Ropes & Gray LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
John A. Hill, Chairman	Beth S. Mazor	Susan G. Malloy
Jameson A. Baxter,	Vice President	Vice President and
Vice Chairman		Assistant Treasurer
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
Paul L. Joskow
Kenneth R. Leibler

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA051
268248 7/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2011